UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event
reported): February 3, 2026
Emerson Electric Co.
-------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8027 Forsyth Blvd.
St. Louis,	Missouri	63105
------------------------------------------------ (Address of Principal Executive Offices)		------------------ (Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Texas
2.000% Notes due 2029	EMR 29	New York Stock Exchange
3.000% Notes due 2031	EMR 31A	New York Stock Exchange
3.500% Notes due 2037	EMR 37	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote at the Company’s 2026 Annual Meeting of Shareholders held on February 3, 2026 are as follows:

Proposal 1: The three Directors named in the Proxy Statement were elected by the shareholders, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Martin S. Craighead	369,533,362	49,677,548	2,840,977	73,305,960
Gloria A. Flach	410,069,437	11,392,774	589,676	73,305,960
Matthew S. Levatich	402,249,593	19,138,097	664,197	73,305,960

Proposal 2: The Company’s executive compensation, as described in the Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth below:

For	Against	Abstain	Broker Non-Votes
378,023,847	41,258,195	2,769,845	73,305,960

Proposal 3: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2026 was ratified by the shareholders, by the votes set forth below:

For	Against	Abstain
453,714,275	40,866,876	776,696

Proposal 4: The proposal to approve an amendment to the Company’s Restated Articles of Incorporation to declassify the Board of Directors, as described in the Proxy Statement, which required the vote of 85% of outstanding shares in favor for approval, was not approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
415,208,804	5,746,906	1,096,177	73,305,960

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	February 6, 2026	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary